SEGMENT REPORTING (Details) - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Segment Reporting [Abstract]
Total revenues		$ 971,995	$ 729,695	$ 519,029
Share-based compensation		(129,209)	(100,186)	(104,920)
Charitable contribution to Foundation		(24,208)	0	0
Tax benefit related to share-based compensation		2,486	3,392	1,431
Other segment items	[1]	(788,692)	(634,778)	(552,407)
Net income (loss)		$ 32,372	$ (1,877)	$ (136,867)

[1]	Other segment expense items included within net income (loss) include payroll, financial income, net, advertising and marketing activities, overhead and depreciation, travel and entertainment, income taxes, information technology and communication, sales commissions and other miscellaneous expenses. See the consolidated financial statements for other financial information regarding the Company’s operating segment.